The Bank of New York Mellon Corporation

Financial Supplement

Fourth Quarter 2021

THE BANK OF NEW YORK MELLON CORPORATION
CONSOLIDATED FINANCIAL HIGHLIGHTS
(dollars in millions, except per common share amounts, or unless otherwise noted)						4Q21 vs.				FY21 vs.
	4Q21	3Q21	2Q21	1Q21	4Q20	3Q21	4Q20	FY21	FY20	FY20
Selected income statement data
Fee and other revenue	$3,338	$3,394	$3,315	$3,266	$3,163	(2)%	6%	$13,313	$12,831	4%
Net interest revenue	677	641	645	655	680	6	—	2,618	2,977	(12)
Total revenue	4,015	4,035	3,960	3,921	3,843	—	4	15,931	15,808	1
Provision for credit losses	(17)	(45)	(86)	(83)	15	N/M	N/M	(231)	336	N/M
Noninterest expense	2,967	2,918	2,778	2,851	2,925	2	1	11,514	11,004	5
Income before income taxes	1,065	1,162	1,268	1,153	903	(8)	18	4,648	4,468	4
Provision for income taxes	196	219	241	221	148	(11)	32	877	842	4
Net income	$869	$943	$1,027	$932	$755	(8)%	15%	$3,771	$3,626	4%
Net income applicable to common shareholders of The Bank of New York Mellon Corporation	$822	$881	$991	$858	$702	(7)%	17%	$3,552	$3,423	4%
Diluted earnings per common share	$1.01	$1.04	$1.13	$0.97	$0.79	(3)%	28%	$4.14	$3.83	8%
Average common shares and equivalents outstanding – diluted (in thousands)	817,345	849,028	873,475	885,655	891,846	(4)%	(8)%	856,359	892,514	(4)%

Financial ratios (Quarterly returns are annualized)
Pre-tax operating margin	27%	29%	32%	29%	24%			29%	28%
Return on common equity	8.6%	8.8%	9.8%	8.5%	6.9%			8.9%	8.7%
Return on tangible common equity – Non-GAAP (a)	17.2%	16.8%	18.6%	16.1%	13.0%			17.1%	17.0%
Non-U.S. revenue as a percentage of total revenue	38%	38%	38%	37%	38%			38%	37%

Period end
Assets under custody and/or administration (“AUC/A”) (in trillions) (b)	$46.7	$45.3	$45.0	$41.7	$41.1	3%	14%
Assets under management (“AUM”) (in trillions)	$2.43	$2.31	$2.32	$2.21	$2.21	5%	10%
Full-time employees	49,100	48,900	48,800	48,000	48,500	—%	1%
Book value per common share	$47.50	$47.30	$47.20	$46.16	$46.53
Tangible book value per common share – Non-GAAP (a)	$24.31	$24.88	$25.64	$24.88	$25.44
Cash dividends per common share	$0.34	$0.34	$0.31	$0.31	$0.31
Common dividend payout ratio (c)	34%	34%	28%	32%	40%
Closing stock price per common share	$58.08	$51.84	$51.23	$47.29	$42.44
Market capitalization	$46,705	$42,811	$44,220	$41,401	$37,634
Common shares outstanding (in thousands)	804,145	825,821	863,174	875,481	886,764

Capital ratios at period end (d)
Common Equity Tier 1 ("CET1") ratio	11.1%	11.7%	12.6%	12.6%	13.1%
Tier 1 capital ratio	13.9%	14.4%	15.2%	15.2%	15.8%
Total capital ratio	14.8%	15.2%	16.0%	16.1%	16.7%
Tier 1 leverage ratio	5.5%	5.7%	6.0%	5.8%	6.3%
Supplementary leverage ratio ("SLR")	6.6%	7.0%	7.5%	8.1%	8.6%
(a) Non-GAAP information, for all periods presented, excludes goodwill and intangible assets, net of deferred tax liabilities. See "Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 18 for the reconciliation of Non-GAAP measures.

(b) Includes the AUC/A of CIBC Mellon Global Securities Services Company ("CIBC Mellon"), a joint venture with the Canadian Imperial Bank of Commerce, of $1.7 trillion at Dec. 31, 2021, Sept. 30, 2021 and June 30, 2021, $1.6 trillion at March 31, 2021 and $1.5 trillion at Dec. 31, 2020.

(c) Beginning in 4Q21, common dividend payout ratio is determined by dividing dividends paid by net income applicable to common shareholders. Prior periods have been revised.
(d) Regulatory capital ratios for Dec. 31, 2021 are preliminary. For our CET1, Tier 1 capital and Total capital ratios, our effective capital ratios under the U.S. capital rules are the lower of the ratios as calculated under the Standardized and Advanced Approaches, which for Dec. 31, 2021 was the Standardized Approach, for Sept. 30, 2021, June 30, 2021 and March 31, 2021 was the Standardized Approach for the CET1 and Tier 1 capital ratios and the Advanced Approaches for the Total capital ratio, and for Dec. 31, 2020 was the Advanced Approaches.

N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
CONDENSED CONSOLIDATED INCOME STATEMENT

(dollars in millions, except per share amounts; common shares in thousands)						4Q21 vs.				FY21 vs.
	4Q21	3Q21	2Q21	1Q21	4Q20	3Q21	4Q20	FY21	FY20	FY20
Revenue
Investment services fees	$2,061	$2,091	$2,076	$2,056	$1,969	(1)%	5%	$8,284	$8,047	3%
Investment management and performance fees	896	913	889	890	884	(2)	1	3,588	3,367	7
Foreign exchange revenue	199	185	184	231	187	8	6	799	774	3
Financing-related fees	47	48	48	51	46	(2)	2	194	212	(8)
Distribution and servicing fees	28	28	27	29	28	—	—	112	115	(3)
Total fee revenue	3,231	3,265	3,224	3,257	3,114	(1)	4	12,977	12,515	4
Investment and other revenue	107	129	91	9	49	N/M	N/M	336	316	N/M
Total fee and other revenue	3,338	3,394	3,315	3,266	3,163	(2)	6	13,313	12,831	4
Net interest revenue	677	641	645	655	680	6	—	2,618	2,977	(12)
Total revenue	4,015	4,035	3,960	3,921	3,843	—	4	15,931	15,808	1
Provision for credit losses	(17)	(45)	(86)	(83)	15	N/M	N/M	(231)	336	N/M
Noninterest expense
Staff	1,633	1,584	1,518	1,602	1,554	3	5	6,337	5,966	6
Software and equipment	379	372	365	362	359	2	6	1,478	1,370	8
Professional, legal and other purchased services	390	363	363	343	381	7	2	1,459	1,403	4
Sub-custodian and clearing	120	129	132	124	116	(7)	3	505	460	10
Net occupancy	133	120	122	123	173	11	(23)	498	581	(14)
Distribution and servicing	75	76	73	74	75	(1)	—	298	336	(11)
Bank assessment charges	30	34	35	34	24	(12)	25	133	124	7
Business development	44	22	22	19	26	100	69	107	105	2
Amortization of intangible assets	19	19	20	24	26	—	(27)	82	104	(21)
Other	144	199	128	146	191	(28)	(25)	617	555	11
Total noninterest expense	2,967	2,918	2,778	2,851	2,925	2	1	11,514	11,004	5
Income before income taxes	1,065	1,162	1,268	1,153	903	(8)	18	4,648	4,468	4
Provision for income taxes	196	219	241	221	148	(11)	32	877	842	4
Net income	869	943	1,027	932	755	(8)	15	3,771	3,626	4
Net (income) loss attributable to noncontrolling interests	(6)	4	(5)	(5)	(5)	N/M	N/M	(12)	(9)	N/M
Preferred stock dividends	(41)	(66)	(31)	(69)	(48)	N/M	N/M	(207)	(194)	N/M
Net income applicable to common shareholders of The Bank of New York Mellon Corporation	$822	$881	$991	$858	$702	(7)%	17%	$3,552	$3,423	4%

Average common shares and equivalents outstanding: Basic	811,463	844,088	869,460	882,558	889,928	(4)%	(9)%	851,905	890,839	(4)%
Diluted	817,345	849,028	873,475	885,655	891,846	(4)%	(8)%	856,359	892,514	(4)%

Earnings per common share: Basic	$1.01	$1.04	$1.14	$0.97	$0.79	(3)%	28%	$4.17	$3.84	9%
Diluted	$1.01	$1.04	$1.13	$0.97	$0.79	(3)%	28%	$4.14	$3.83	8%
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEET

	2021				2020
(in millions)	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
Assets
Cash and due from banks	$6,061	$6,752	$5,154	$5,991	$6,252
Interest-bearing deposits with the Federal Reserve and other central banks	102,467	126,959	126,355	125,524	141,775
Interest-bearing deposits with banks	16,630	20,057	21,270	23,763	17,300
Federal funds sold and securities purchased under resale agreements	29,607	28,497	29,762	28,263	30,907
Securities	158,705	157,274	155,906	155,844	156,441
Trading assets	16,577	17,854	15,520	16,884	15,272
Loans	67,787	64,328	63,547	60,732	56,469
Allowance for loan losses	(196)	(233)	(269)	(327)	(358)
Net loans	67,591	64,095	63,278	60,405	56,111
Premises and equipment	3,431	3,422	3,442	3,521	3,602
Accrued interest receivable	457	464	492	485	510
Goodwill	17,512	17,420	17,487	17,469	17,496
Intangible assets	2,991	2,941	2,964	2,983	3,012
Other assets	22,409	24,798	25,333	23,852	20,955
Total assets	$444,438	$470,533	$466,963	$464,984	$469,633
Liabilities
Deposits	$319,694	$343,139	$338,670	$336,768	$341,545
Federal funds purchased and securities sold under repurchase agreements	11,566	11,973	12,425	15,150	11,305
Trading liabilities	5,469	5,152	6,451	4,566	6,031
Payables to customers and broker-dealers	25,150	26,002	23,704	23,827	25,085
Commercial paper	—	—	—	—	—
Other borrowed funds	749	767	451	348	350
Accrued taxes and other expenses	5,767	5,609	5,213	4,916	5,696
Other liabilities	6,721	8,796	8,626	8,656	7,517
Long-term debt	25,931	25,043	25,629	25,350	25,984
Total liabilities	401,047	426,481	421,169	419,581	423,513
Temporary equity
Redeemable noncontrolling interests	161	178	169	187	176
Permanent equity
Preferred stock	4,838	4,541	4,541	4,541	4,541
Common stock	14	14	14	14	14
Additional paid-in capital	28,128	28,075	28,006	27,928	27,823
Retained earnings	36,667	36,125	35,540	34,822	34,241
Accumulated other comprehensive loss, net of tax	(2,213)	(2,003)	(1,670)	(1,819)	(985)
Less: Treasury stock, at cost	(24,400)	(23,151)	(21,150)	(20,532)	(19,833)
Total The Bank of New York Mellon Corporation shareholders’ equity	43,034	43,601	45,281	44,954	45,801
Nonredeemable noncontrolling interests of consolidated investment management funds	196	273	344	262	143
Total permanent equity	43,230	43,874	45,625	45,216	45,944
Total liabilities, temporary equity and permanent equity	$444,438	$470,533	$466,963	$464,984	$469,633

THE BANK OF NEW YORK MELLON CORPORATION
FEE AND OTHER REVENUE

						4Q21 vs.				FY21 vs.
(dollars in millions)	4Q21	3Q21	2Q21	1Q21	4Q20	3Q21	4Q20	FY21	FY20	FY20
Investment services fees	$2,061	$2,091	$2,076	$2,056	$1,969	(1)%	5%	$8,284	$8,047	3%
Investment management and performance fees:
Investment management fees (a)	864	892	875	850	839	(3)	3	3,481	3,260	7
Performance fees	32	21	14	40	45	N/M	N/M	107	107	—
Total investment management and performance fees (b)	896	913	889	890	884	(2)	1	3,588	3,367	7
Foreign exchange revenue	199	185	184	231	187	8	6	799	774	3
Financing-related fees	47	48	48	51	46	(2)	2	194	212	(8)
Distribution and servicing fees	28	28	27	29	28	—	—	112	115	(3)
Total fee revenue	3,231	3,265	3,224	3,257	3,114	(1)	4	12,977	12,515	4
Investment and other revenue:
Income (loss) from consolidated investment management funds	9	(7)	13	17	41	N/M	N/M	32	84	N/M
Seed capital gains (c)	12	7	18	3	22	N/M	N/M	40	23	N/M
Other trading (loss) revenue	(6)	20	(1)	(7)	(31)	N/M	N/M	6	13	N/M
Renewable energy investment (losses)	(37)	(42)	(41)	(81)	(27)	N/M	N/M	(201)	(129)	N/M
Corporate/bank-owned life insurance	45	33	29	33	43	N/M	N/M	140	148	N/M
Other investments gains (d)	55	70	23	11	18	N/M	N/M	159	35	N/M
Disposal gains (losses)	—	7	6	—	(61)	N/M	N/M	13	(61)	N/M
Expense reimbursements from joint venture	23	25	25	23	22	N/M	N/M	96	85	N/M
Other income	5	14	17	10	16	N/M	N/M	46	85	N/M
Net securities gains	1	2	2	—	6	N/M	N/M	5	33	N/M
Total investment and other revenue	107	129	91	9	49	N/M	N/M	336	316	N/M
Total fee and other revenue	$3,338	$3,394	$3,315	$3,266	$3,163	(2)%	6%	$13,313	$12,831	4%
(a) Excludes seed capital gains (losses) related to consolidated investment management funds.
(b) On a constant currency basis (Non-GAAP), investment management and performance fees increased 1% compared with 4Q20. See "Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 18 for the reconciliation of this Non-GAAP measure.

(c) Includes gains (losses) on investments in BNY Mellon funds which hedge deferred incentive awards.
(d) Includes strategic equity, private equity and other investments.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
AVERAGE BALANCES AND INTEREST RATES
	4Q21		3Q21		2Q21		1Q21		4Q20
	Average balance	Average rate	Average balance	Average rate	Average balance	Average rate	Average balance	Average rate	Average balance	Average rate
(dollars in millions; average rates are annualized)
Assets
Interest-earning assets:
Interest-bearing deposits with the Federal Reserve and other central banks	$105,065	(0.06)%	$108,110	(0.07)%	$114,564	(0.09)%	$125,930	(0.05)%	$112,274	(0.04)%
Interest-bearing deposits with banks (primarily foreign banks)	18,818	0.23	20,465	0.22	22,465	0.20	21,313	0.27	19,281	0.32
Federal funds sold and securities purchased under resale agreements (a)	27,780	0.45	29,304	0.44	27,857	0.36	29,186	0.44	28,389	0.55
Loans	64,650	1.55	61,206	1.55	60,520	1.57	56,789	1.63	54,728	1.73
Securities:
U.S. government obligations	39,169	0.73	36,255	0.73	33,212	0.71	28,759	0.90	27,783	0.91
U.S. government agency obligations	69,691	1.35	70,199	1.34	72,809	1.34	77,623	1.40	79,712	1.46
State and political subdivisions (b)	2,569	2.11	2,628	2.07	2,768	1.94	2,526	1.92	2,104	2.01
Other securities (b)	47,493	0.97	47,334	0.94	47,451	0.95	47,030	0.99	46,280	0.98
Total investment securities (b)	158,922	1.10	156,416	1.09	156,240	1.10	155,938	1.19	155,879	1.23
Trading securities (b)	6,447	0.93	5,564	0.53	6,639	0.72	8,141	0.95	8,123	0.95
Total securities (b)	165,369	1.09	161,980	1.07	162,879	1.08	164,079	1.18	164,002	1.22
Total interest-earning assets (b)	$381,682	0.76%	$381,065	0.73%	$388,285	0.71%	$397,297	0.75%	$378,674	0.82%
Noninterest-earning assets	67,956		65,696		64,044		63,082		58,814
Total assets	$449,638		$446,761		$452,329		$460,379		$437,488

Liabilities and equity
Interest-bearing liabilities:
Interest-bearing deposits	$231,086	(0.08)%	$233,363	(0.08)%	$239,466	(0.08)%	$245,115	(0.06)%	$231,318	(0.06)%
Federal funds purchased and securities sold under repurchase agreements (a)	12,421	0.07	13,415	0.08	13,773	(0.17)	15,288	(0.07)	14,452	0.01
Trading liabilities	3,019	0.28	2,821	0.11	2,282	0.38	2,227	0.53	2,408	0.72
Other borrowed funds	517	1.80	383	2.53	298	2.21	331	2.01	338	1.71
Commercial paper	—	—	11	0.07	—	—	—	—	275	0.10
Payables to customers and broker-dealers	16,414	(0.01)	16,648	(0.01)	16,811	(0.01)	17,691	(0.01)	17,521	(0.01)
Long-term debt	25,932	1.36	25,751	1.39	25,275	1.43	26,199	1.81	25,704	1.88
Total interest-bearing liabilities	$289,389	0.07%	$292,392	0.07%	$297,905	0.05%	$306,851	0.11%	$292,016	0.13%
Total noninterest-bearing deposits	91,535		85,581		85,802		83,429		75,840
Other noninterest-bearing liabilities	25,481		24,164		23,317		24,556		23,783
Total The Bank of New York Mellon Corporation shareholders’ equity	42,968		44,296		44,934		45,261		45,539
Noncontrolling interests	265		328		371		282		310
Total liabilities and equity	$449,638		$446,761		$452,329		$460,379		$437,488
Net interest margin		0.71%		0.67%		0.67%		0.66%		0.72%
Net interest margin (FTE) – Non-GAAP (c)		0.71%		0.68%		0.67%		0.67%		0.72%
(a) Includes the average impact of offsetting under enforceable netting agreements of approximately $54 billion for 4Q21, $47 billion for 3Q21, $41 billion for 2Q21, $37 billion for 1Q21 and $41 billion for 4Q20. On a Non-GAAP basis, excluding the impact of offsetting, the yield on federal funds sold and securities purchased under resale agreements would have been 0.15% for 4Q21, 0.17% for 3Q21, 0.15% for 2Q21, 0.19% for 1Q21 and 0.23% for 4Q20. On a Non-GAAP basis, excluding the impact of offsetting, the rate on federal funds purchased and securities sold under repurchase agreements would have been 0.01% for 4Q21, 0.02% for 3Q21, (0.04)% for 2Q21, (0.02)% for 1Q21 and 0.00% for 4Q20. We believe providing the rates excluding the impact of netting is useful to investors as it is more reflective of the actual rates earned and paid.

(b) Average rates were calculated on an FTE basis, at tax rates of approximately 21%.
(c) See "Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 18 for the reconciliation of this Non-GAAP measure.

THE BANK OF NEW YORK MELLON CORPORATION
CAPITAL AND LIQUIDITY

	2021					2020
(dollars in millions)	Dec. 31	Sept. 30	June 30	March 31		Dec. 31
Consolidated regulatory capital ratios (a)
Standardized Approach:
CET1 capital	$18,735	$19,844	$21,456	$21,090		$21,875
Tier 1 capital	23,474	24,292	25,896	25,534		26,310
Total capital	24,961	25,816	27,464	27,190		28,038
Risk-weighted assets	168,657	169,216	169,885	167,510		163,848

CET1 ratio	11.1%	11.7%	12.6%	12.6%		13.4%
Tier 1 capital ratio	13.9	14.4	15.2	15.2		16.1
Total capital ratio	14.8	15.3	16.2	16.2		17.1

Advanced Approaches:
CET1 capital	$18,735	$19,844	$21,456	$21,090		$21,875
Tier 1 capital	23,474	24,292	25,896	25,534		26,310
Total capital	24,711	25,534	27,183	26,908		27,795
Risk-weighted assets	165,393	167,607	169,380	167,035		166,426

CET1 ratio	11.3%	11.8%	12.7%	12.6%		13.1%
Tier 1 capital ratio	14.2	14.5	15.3	15.3		15.8
Total capital ratio	14.9	15.2	16.0	16.1		16.7

Tier 1 leverage ratio:
Average assets for Tier 1 leverage ratio	$430,128	$427,461	$432,954	$440,968		$417,982
Tier 1 leverage ratio	5.5%	5.7%	6.0%	5.8%		6.3%

SLR:
Leverage exposure	$354,572	$347,856	$346,455	$314,334	(b)	$304,823	(b)
SLR	6.6%	7.0%	7.5%	8.1%	(b)	8.6%	(b)

Average liquidity coverage ratio	109%	111%	110%	110%		110%
(a) Regulatory capital ratios for Dec. 31, 2021 are preliminary. For our CET1, Tier 1 capital and Total capital ratios, our effective capital ratios under the U.S. capital rules are the lower of the ratios as calculated under the Standardized and Advanced Approaches, which for Dec. 31, 2021 was the Standardized Approach, for Sept. 30, 2021, June 30, 2021 and March 31, 2021 was the Standardized Approach for the CET1 and Tier 1 capital ratios and the Advanced Approaches for the Total capital ratio, and for Dec. 31, 2020, was the Advanced Approaches.

(b) Reflects the temporary exclusion of U.S. Treasury securities from the leverage exposure used in the SLR calculation which increased our consolidated SLR by 68 basis points at March 31, 2021 and 72 basis points at Dec. 31, 2020. The temporary exclusion ceased to apply beginning April 1, 2021.

THE BANK OF NEW YORK MELLON CORPORATION
SECURITIES SERVICES BUSINESS SEGMENT

						4Q21 vs.				FY21 vs.
(dollars in millions)	4Q21	3Q21	2Q21	1Q21	4Q20	3Q21	4Q20	FY21	FY20	FY20
Income statement:
Revenue:
Investment services fees:
Asset Servicing	$984	$979	$960	$953	$896	1%	10%	$3,876	$3,635	7%
Issuer Services	253	281	281	246	260	(10)	(3)	1,061	1,100	(4)
Total investment services fees	1,237	1,260	1,241	1,199	1,156	(2)	7	4,937	4,735	4
Foreign exchange revenue	148	125	129	172	139	18	6	574	602	(5)
Other fees (a)	28	30	25	30	39	(7)	(28)	113	182	(38)
Total fee revenue	1,413	1,415	1,395	1,401	1,334	—	6	5,624	5,519	2
Investment and other revenue	53	73	38	30	30	N/M	N/M	194	159	N/M
Total fee and other revenue	1,466	1,488	1,433	1,431	1,364	(1)	7	5,818	5,678	2
Net interest revenue	367	349	354	356	378	5	(3)	1,426	1,697	(16)
Total revenue	1,833	1,837	1,787	1,787	1,742	—	5	7,244	7,375	(2)
Provision for credit losses	(7)	(19)	(58)	(50)	23	N/M	N/M	(134)	215	N/M
Noninterest expense (ex. amortization of intangible assets)	1,481	1,535	1,393	1,411	1,496	(4)	(1)	5,820	5,522	5
Amortization of intangible assets	9	8	7	8	8	13	13	32	34	(6)
Total noninterest expense	1,490	1,543	1,400	1,419	1,504	(3)	(1)	5,852	5,556	5
Income before taxes	$350	$313	$445	$418	$215	12%	63%	$1,526	$1,604	(5)%

Total revenue by line of business:
Asset Servicing	$1,456	$1,437	$1,382	$1,424	$1,357	1%	7%	$5,699	$5,705	—%
Issuer Services	377	400	405	363	385	(6)	(2)	1,545	1,670	(7)
Total revenue by line of business	$1,833	$1,837	$1,787	$1,787	$1,742	—%	5%	$7,244	$7,375	(2)%

Financial ratios:
Pre-tax operating margin	19%	17%	25%	23%	12%			21%	22%

Memo: Securities lending revenue (b)	$45	$45	$42	$41	$36	—%	25%	$173	$170	2%
(a) Other fees primarily include financing-related fees.
(b) Included in investment services fees in the Asset Servicing business.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
SECURITIES SERVICES BUSINESS SEGMENT

						4Q21 vs.				FY21 vs.
(dollars in millions, unless otherwise noted)	4Q21	3Q21	2Q21	1Q21	4Q20	3Q21	4Q20	FY21	FY20	FY20
Selected balance sheet data:
Average loans	$9,764	$8,389	$8,485	$8,374	$8,498	16%	15%	$8,756	$9,225	(5)%
Average assets (a)	$229,511	$226,930	$231,152	$228,071	$215,051	1%	7%	$228,915	$202,761	13%
Average deposits	$200,272	$198,680	$203,147	$199,845	$188,151	1%	6%	$200,482	$177,853	13%

Selected metrics:
AUC/A at period end (in trillions) (b)(c)	$34.6	$33.8	$33.7	$31.5	$30.6	2%	13%	$34.6	$30.6	13%
Market value of securities on loan at period end (in billions) (d)	$447	$443	$456	$445	$435	1%	3%	$447	$435	3%
(a) In business segments where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.
(b) Dec. 31, 2021 information is preliminary.
(c) Consists of AUC/A primarily from the Asset Servicing business and, to a lesser extent, the Issuer Services business. Includes the AUC/A of CIBC Mellon of $1.7 trillion at Dec. 31, 2021, Sept. 30, 2021 and June 30, 2021, $1.6 trillion at March 31, 2021 and $1.5 trillion at Dec. 31, 2020.

(d) Represents the total amount of securities on loan in our agency securities lending program. Excludes securities for which BNY Mellon acts as agent on behalf of CIBC Mellon clients, which totaled $71 billion at Dec. 31, 2021, $68 billion at Sept. 30, 2021, $63 billion at June 30, 2021, $64 billion at March 31, 2021 and $68 billion at Dec. 31, 2020.

THE BANK OF NEW YORK MELLON CORPORATION
MARKET AND WEALTH SERVICES BUSINESS SEGMENT

						4Q21 vs.				FY21 vs.
(dollars in millions)	4Q21	3Q21	2Q21	1Q21	4Q20	3Q21	4Q20	FY21	FY20	FY20
Income statement:
Revenue:
Investment services fees:
Pershing	$412	$427	$439	$459	$422	(4)%	(2)%	$1,737	$1,734	—%
Treasury Services	170	168	160	164	163	1	4	662	641	3
Clearance and Collateral Management	236	228	228	226	220	4	7	918	896	2
Total investment services fees	818	823	827	849	805	(1)	2	3,317	3,271	1
Foreign exchange revenue	21	23	23	21	24	(9)	(13)	88	79	11
Other fees (a)	31	31	32	37	33	—	(6)	131	166	(21)
Total fee revenue	870	877	882	907	862	(1)	1	3,536	3,516	1
Investment and other revenue	6	13	21	7	9	N/M	N/M	47	62	N/M
Total fee and other revenue	876	890	903	914	871	(2)	1	3,583	3,578	—
Net interest revenue	297	283	289	289	292	5	2	1,158	1,228	(6)
Total revenue	1,173	1,173	1,192	1,203	1,163	—	1	4,741	4,806	(1)
Provision for credit losses	(3)	(16)	(19)	(29)	8	N/M	N/M	(67)	100	N/M
Noninterest expense (ex. amortization of intangible assets)	670	665	647	673	661	1	1	2,655	2,577	3
Amortization of intangible assets	4	3	5	9	9	33	(56)	21	37	(43)
Total noninterest expense	674	668	652	682	670	1	1	2,676	2,614	2
Income before taxes	$502	$521	$559	$550	$485	(4)%	4%	$2,132	$2,092	2%

Total revenue by line of business:
Pershing	$553	$566	$590	$605	$563	(2)%	(2)%	$2,314	$2,332	(1)%
Treasury Services	331	326	319	317	325	2	2	1,293	1,327	(3)
Clearance and Collateral Management	289	281	283	281	275	3	5	1,134	1,147	(1)
Total revenue by line of business	$1,173	$1,173	$1,192	$1,203	$1,163	—%	1%	$4,741	$4,806	(1)%

Financial ratios:
Pre-tax operating margin	43%	44%	47%	46%	42%			45%	44%
(a) Other fees primarily include financing-related fees.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
MARKET AND WEALTH SERVICES BUSINESS SEGMENT

						4Q21 vs.				FY21 vs.
(dollars in millions, unless otherwise noted)	4Q21	3Q21	2Q21	1Q21	4Q20	3Q21	4Q20	FY21	FY20	FY20
Selected balance sheet data:
Average loans	$40,812	$39,041	$38,360	$35,094	$32,939	5%	24%	$38,344	$32,432	18%
Average assets (a)	$143,816	$143,630	$144,297	$148,820	$137,410	—%	5%	$145,123	$123,554	17%
Average deposits	$100,653	$101,253	$102,896	$107,079	$98,670	(1)%	2%	$102,948	$83,442	23%

Selected metrics:
AUC/A at period end (in trillions) (b)(c)	$11.8	$11.2	$11.1	$9.9	$10.2	5%	16%	$11.8	$10.2	16%

Pershing
AUC/A at period end (in trillions) (b)	$2.6	$2.6	$2.8	$2.6	$2.5	—%	4%	$2.6	$2.5	4%
Net new assets (U.S. platform) (in billions) (d)	$69	$13	$47	$32	$45	N/M	N/M	$161	$116	N/M
Average active clearing accounts (in thousands)	7,334	7,259	7,290	7,143	7,007	1%	5%	7,257	6,883	5%

Treasury Services
Average daily U.S. dollar payment volumes	245,634	232,144	230,346	235,975	234,362	6%	5%	235,971	221,755	6%

Clearance and Collateral Management
Average tri-party collateral management balances (in billions)	$4,972	$4,516	$3,898	$3,638	$3,555	10%	40%	$4,260	$3,566	19%
(a) In business segments where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.
(b) Dec. 31, 2021 information is preliminary.
(c) Consists of AUC/A from the Clearance and Collateral Management and Pershing businesses.
(d) Net new assets represent net flows of assets (e.g., net cash deposits and net securities transfers, including dividends and interest) in customer accounts in Pershing LLC, a U.S. broker-dealer.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
INVESTMENT AND WEALTH MANAGEMENT BUSINESS SEGMENT

						4Q21 vs.				FY21 vs.
(dollars in millions)	4Q21	3Q21	2Q21	1Q21	4Q20	3Q21	4Q20	FY21	FY20	FY20
Income statement:
Revenue:
Investment management fees	$864	$893	$876	$850	$839	(3)%	3%	$3,483	$3,261	7%
Performance fees	32	21	14	40	45	N/M	(29)	107	107	—
Investment management and performance fees (a)	896	914	890	890	884	(2)	1	3,590	3,368	7
Distribution and servicing fees	28	28	28	28	29	—	(3)	112	137	(18)
Other fees (b)	22	20	16	22	(6)	N/M	N/M	80	(58)	N/M
Total fee revenue	946	962	934	940	907	(2)	4	3,782	3,447	10
Investment and other revenue (c)	23	23	18	3	33	N/M	N/M	67	48	N/M
Total fee and other revenue (c)	969	985	952	943	940	(2)	3	3,849	3,495	10
Net interest revenue	51	47	47	48	50	9	2	193	197	(2)
Total revenue	1,020	1,032	999	991	990	(1)	3	4,042	3,692	9
Provision for credit losses	(6)	(7)	(4)	4	(8)	N/M	N/M	(13)	20	N/M
Noninterest expense (ex. amortization of intangible assets)	741	684	669	702	678	8	9	2,796	2,668	5
Amortization of intangible assets	7	7	8	7	9	—	(22)	29	33	(12)
Total noninterest expense	748	691	677	709	687	8	9	2,825	2,701	5
Income before taxes	$278	$348	$326	$278	$311	(20)%	(11)%	$1,230	$971	27%

Total revenue by line of business:
Investment Management	$709	$727	$700	$698	$714	(2)%	(1)%	$2,834	$2,596	9%
Wealth Management	311	305	299	293	276	2	13	1,208	1,096	10
Total revenue by line of business	$1,020	$1,032	$999	$991	$990	(1)%	3%	$4,042	$3,692	9%

Financial ratios:
Pre-tax operating margin	27%	34%	33%	28%	32%			30%	26%
Adjusted pre-tax operating margin – Non-GAAP (d)	29%	36%	35%	30%	34%			33%	29%

Selected balance sheet data:
Average loans	$12,737	$12,248	$11,871	$11,610	$11,497	4%	11%	$12,120	$11,728	3%
Average assets (e)	$31,306	$30,195	$30,370	$32,066	$30,804	4%	2%	$30,980	$30,459	2%
Average deposits	$18,374	$17,270	$17,466	$19,177	$18,144	6%	1%	$18,068	$17,340	4%
(a) On a constant currency basis (Non-GAAP), investment management and performance fees increased 1% compared with 4Q20. See "Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 18 for the reconciliation of this Non-GAAP measure.

(b) Other fees primarily include investment services fees.
(c) Investment and other revenue and total fee and other revenue are net of income attributable to noncontrolling interests related to consolidated investment management funds.
(d) Net of distribution and servicing expense. See "Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 18 for the reconciliation of this Non-GAAP measure.
(e) In business segments where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
AUM BY PRODUCT TYPE, CHANGES IN AUM AND WEALTH MANAGEMENT CLIENT ASSETS

						4Q21 vs.				FY21 vs.
(dollars in billions)	4Q21	3Q21	2Q21	1Q21	4Q20	3Q21	4Q20	FY21	FY20	FY20
AUM by product type (a)(b):
Equity	$187	$180	$187	$173	$170	4%	10%
Fixed income	267	269	272	261	259	(1)	3
Index	467	436	440	419	393	7	19
Liability-driven investments	890	843	841	802	855	6	4
Multi-asset and alternative investments	228	218	222	214	209	5	9
Cash	395	364	358	345	325	9	22
Total AUM	$2,434	$2,310	$2,320	$2,214	$2,211	5%	10%

Changes in AUM (a)(b):
Beginning balance of AUM	$2,310	$2,320	$2,214	$2,211	$2,041			$2,211	$1,910
Net inflows (outflows):
Long-term strategies:
Equity	(4)	(5)	(3)	—	(2)			(12)	(10)
Fixed income	—	1	8	8	5			17	10
Liability-driven investments	1	16	11	8	15			36	22
Multi-asset and alternative investments	1	(2)	1	(2)	—			(2)	(4)
Total long-term active strategies inflows	(2)	10	17	14	18			39	18
Index	(2)	(3)	(5)	3	(3)			(7)	6
Total long-term strategies (outflows) inflows	(4)	7	12	17	15			32	24
Short-term strategies:
Cash	31	7	13	19	5			70	49
Total net inflows	27	14	25	36	20			102	73
Net market impact	96	4	79	(36)	93			143	186
Net currency impact	1	(28)	2	3	57			(22)	42
Ending balance of AUM	$2,434	$2,310	$2,320	$2,214	$2,211	5%	10%	$2,434	$2,211	10%

Wealth Management client assets (a)(c)	$321	$307	$305	$292	$286	5%	12%
(a) Dec. 31, 2021 information is preliminary.
(b) Excludes assets managed outside of the Investment and Wealth Management business segment.
(c) Includes AUM and AUC/A in the Wealth Management business.

THE BANK OF NEW YORK MELLON CORPORATION
OTHER SEGMENT

(in millions)	4Q21	3Q21	2Q21	1Q21	4Q20	FY21	FY20
Income statement:
Fee revenue	$2	$12	$13	$9	$11	$36	$34
Investment and other revenue	19	23	9	(36)	(28)	15	37
Total fee and other revenue	21	35	22	(27)	(17)	51	71
Net interest (expense)	(38)	(38)	(45)	(38)	(40)	(159)	(145)
Total revenue	(17)	(3)	(23)	(65)	(57)	(108)	(74)
Provision for credit losses	(1)	(3)	(5)	(8)	(8)	(17)	1
Noninterest expense	55	16	49	41	64	161	133
(Loss) before taxes	$(71)	$(16)	$(67)	$(98)	$(113)	$(252)	$(208)

Selected balance sheet data:
Average loans and leases	$1,337	$1,528	$1,804	$1,711	$1,794	$1,594	$1,843
Average assets	$45,005	$46,006	$46,510	$51,422	$54,223	$47,214	$56,544

THE BANK OF NEW YORK MELLON CORPORATION
SECURITIES PORTFOLIO

(dollars in millions)	Sept. 30, 2021		4Q21 change in unrealized gain (loss)	Dec. 31, 2021			Fair value as a % of amortized cost (a)	Unrealized gain (loss)		% Floating rate (b)	Ratings (c)
				Amortized cost	Fair value						AAA/ AA-	A+/ A-	BBB+/ BBB-	BB+ and lower	Not rated
	Fair value
Agency RMBS	$52,913		$(455)	$50,500	$50,735		100%	$235		12%	100%	—%	—%	—%	—%
U.S. Treasury	36,044		(125)	40,583	40,582		100	(1)		46	100	—	—	—	—
Sovereign debt/sovereign guaranteed	14,045		(54)	14,289	14,312		100	23		13	80	4	15	1	—
Agency commercial MBS	12,549		(119)	12,170	12,291		101	121		23	100	—	—	—	—
Supranational	8,004		(26)	7,653	7,646		100	(7)		53	100	—	—	—	—
Foreign covered bonds	6,946		(27)	6,236	6,238		100	2		38	100	—	—	—	—
U.S. government agencies	5,426		(48)	5,462	5,420		99	(42)		24	100	—	—	—	—
CLOs	5,204		(5)	5,424	5,421		100	(3)		100	99	—	—	1	—
Non-agency commercial MBS	3,167		(28)	3,083	3,114		101	31		25	100	—	—	—	—
Foreign government agencies	2,679		(17)	2,694	2,686		100	(8)		17	92	8	—	—	—
State and political subdivisions	2,659		(22)	2,557	2,529		99	(28)		5	89	10	—	—	1
Non-agency RMBS (d)	2,647		(23)	2,684	2,793		104	109		43	80	3	—	8	9
Other asset-backed securities	2,312		(20)	2,205	2,190		99	(15)		12	100	—	—	—	—
Corporate bonds	2,377		(15)	2,099	2,066		98	(33)		16	16	67	17	—	—
Other	1		—	1	1		100	—		—	—	—	—	—	100
Total securities	$156,973	(e)	$(984)	$157,640	$158,024	(e)(f)	100%	$384	(e)(g)	29%	96%	2%	2%	—%	—%
(a) Amortized cost reflects historical impairments, and is net of allowance for credit losses.
(b) Includes the impact of hedges.
(c) Represents ratings by S&P, or the equivalent.
(d) Includes RMBS that were included in the former Grantor Trust of $387 million at Sept. 30, 2021 and $360 million at Dec. 31, 2021.
(e) Includes net unrealized losses on derivatives hedging securities available-for-sale (including terminated hedges) of $742 million at Sept. 30, 2021 and $590 million at Dec. 31, 2021.
(f) The fair value of available-for-sale securities totaled $101,249 million at Dec. 31, 2021, net of hedges, or 64% of the fair value of the securities portfolio, net of hedges. The fair value of the held-to-maturity securities totaled $56,775 million at Dec. 31, 2021, or 36% of the fair value of the securities portfolio, net of hedges.

(g) At Dec. 31, 2021, unrealized gains of $475 million related to available-for-sale securities, net of hedges, and unrealized losses of $91 million related to held-to-maturity securities.
Note: The amortizable purchase premium (net of discount) relating to securities was $1,863 million at Dec. 31, 2021 and the amortization of that net purchase premium was $147 million in 4Q21.

THE BANK OF NEW YORK MELLON CORPORATION
ALLOWANCE FOR CREDIT LOSSES AND NONPERFORMING ASSETS

	2021				2020
(dollars in millions)	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
Allowance for credit losses – beginning of period:
Allowance for loan losses	$233	$269	$327	$358	$325
Allowance for lending-related commitments	40	50	73	121	135
Allowance for other financial instruments (a)	18	16	19	22	26
Allowance for credit losses – beginning of period	$291	$335	$419	$501	$486

Net (charge-offs) recoveries:
Charge-offs	(16)	—	(1)	(1)	(1)
Recoveries	2	1	3	2	1
Total net (charge-offs) recoveries	(14)	1	2	1	—
Provision for credit losses (b)	(17)	(45)	(86)	(83)	15
Allowance for credit losses – end of period	$260	$291	$335	$419	$501

Allowance for credit losses – end of period:
Allowance for loan losses	$196	$233	$269	$327	$358
Allowance for lending-related commitments	45	40	50	73	121
Allowance for other financial instruments (a)	19	18	16	19	22
Allowance for credit losses – end of period	$260	$291	$335	$419	$501

Allowance for loan losses as a percentage of total loans	0.29%	0.36%	0.42%	0.54%	0.63%

Nonperforming assets	$78	$108	$90	$112	$89
(a) Includes allowance for credit losses on federal funds sold and securities purchased under resale agreements, available-for-sale securities, accounts receivable, cash and due from banks and interest-bearing deposits with banks.

(b) Includes all other instruments within the scope of ASU 2016-13, Financial Instruments – Credit Losses: Measurement of Credit Losses on Financial Instruments.

THE BANK OF NEW YORK MELLON CORPORATION
EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES

BNY Mellon has included in this Financial Supplement certain Non-GAAP financial measures on a tangible basis as a supplement to GAAP information, which exclude goodwill and intangible assets, net of deferred tax liabilities. We believe that the return on tangible common equity – Non-GAAP is additional useful information for investors because it presents a measure of those assets that can generate income, and the tangible book value per common share – Non-GAAP is additional useful information because it presents the level of tangible assets in relation to shares of common stock outstanding.

Net interest revenue, on a fully taxable equivalent ("FTE") basis – Non-GAAP and net interest margin (FTE) – Non-GAAP and other FTE measures include the tax equivalent adjustments on tax-exempt income which allows for the comparison of amounts arising from both taxable and tax-exempt sources and is consistent with industry practice. The adjustment to an FTE basis has no impact on net income.

BNY Mellon has also included the adjusted pre-tax operating margin – Non-GAAP, which is the pre-tax operating margin for the Investment and Wealth Management business segment, net of distribution and servicing expense that was passed to third parties who distribute or service our managed funds. We believe that this measure is useful when evaluating the performance of the Investment and Wealth Management business segment relative to industry competitors.

The presentation of the growth rates of investment management and performance fees on a constant currency basis permits investors to assess the significance of changes in foreign currency exchange rates. Growth rates on a constant currency basis were determined by applying the current period foreign currency exchange rates to the prior period revenue. We believe that this presentation, as a supplement to GAAP information, gives investors a clearer picture of the related revenue results without the variability caused by fluctuations in foreign currency exchange rates.

Notes:
Certain immaterial reclassifications/revisions have been made to prior periods to place them on a basis comparable with the current period's presentation.

Return on common and tangible common equity ratios are annualized.

In 4Q21, we disaggregated our former Investment Services business segment into two new business segments, Securities Services and Market and Wealth Services. See the Current Report on Form 8-K dated Dec. 8, 2021 for additional information.

Return on common equity and tangible common equity reconciliation
(dollars in millions)	4Q21	3Q21	2Q21	1Q21	4Q20	FY21	FY20
Net income applicable to common shareholders of The Bank of New York Mellon Corporation – GAAP	$822	$881	$991	$858	$702	$3,552	$3,423
Add: Amortization of intangible assets	19	19	20	24	26	82	104
Less: Tax impact of amortization of intangible assets	5	4	5	6	6	20	25
Adjusted net income applicable to common shareholders of The Bank of New York Mellon Corporation, excluding amortization of intangible assets – Non-GAAP	$836	$896	$1,006	$876	$722	$3,614	$3,502

Average common shareholders’ equity	$37,941	$39,755	$40,393	$40,720	$40,712	$39,695	$39,200
Less: Average goodwill	17,481	17,474	17,517	17,494	17,411	17,492	17,331
Average intangible assets	2,988	2,953	2,975	3,000	3,019	2,979	3,051
Add: Deferred tax liability – tax deductible goodwill	1,178	1,173	1,163	1,153	1,144	1,178	1,144
Deferred tax liability – intangible assets	676	673	675	665	667	676	667
Average tangible common shareholders’ equity – Non-GAAP	$19,326	$21,174	$21,739	$22,044	$22,093	$21,078	$20,629

Return on common equity – GAAP	8.6%	8.8%	9.8%	8.5%	6.9%	8.9%	8.7%
Return on tangible common equity – Non-GAAP	17.2%	16.8%	18.6%	16.1%	13.0%	17.1%	17.0%

THE BANK OF NEW YORK MELLON CORPORATION
EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES
Book value and tangible book value per common share reconciliation	2021				2020
(dollars in millions, except common shares and unless otherwise noted)	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
BNY Mellon shareholders’ equity at period end – GAAP	$43,034	$43,601	$45,281	$44,954	$45,801
Less: Preferred stock	4,838	4,541	4,541	4,541	4,541
BNY Mellon common shareholders’ equity at period end – GAAP	38,196	39,060	40,740	40,413	41,260
Less: Goodwill	17,512	17,420	17,487	17,469	17,496
Intangible assets	2,991	2,941	2,964	2,983	3,012
Add: Deferred tax liability – tax deductible goodwill	1,178	1,173	1,163	1,153	1,144
Deferred tax liability – intangible assets	676	673	675	665	667
BNY Mellon tangible common shareholders’ equity at period end – Non-GAAP	$19,547	$20,545	$22,127	$21,779	$22,563

Period-end common shares outstanding (in thousands)	804,145	825,821	863,174	875,481	886,764

Book value per common share – GAAP	$47.50	$47.30	$47.20	$46.16	$46.53
Tangible book value per common share – Non-GAAP	$24.31	$24.88	$25.64	$24.88	$25.44

Net interest margin reconciliation
(dollars in millions)	4Q21	3Q21	2Q21	1Q21	4Q20
Net interest revenue – GAAP	$677	$641	$645	$655	$680
Add: Tax equivalent adjustment	4	3	3	3	3
Net interest revenue (FTE) – Non-GAAP	$681	$644	$648	$658	$683

Average interest-earning assets	$381,682	$381,065	$388,285	$397,297	$378,674

Net interest margin – GAAP (a)	0.71%	0.67%	0.67%	0.66%	0.72%
Net interest margin (FTE) – Non-GAAP (a)	0.71%	0.68%	0.67%	0.67%	0.72%
(a) Net interest margin is annualized.

THE BANK OF NEW YORK MELLON CORPORATION
EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES
Pre-tax operating margin reconciliation - Investment and Wealth Management business segment
(dollars in millions)	4Q21	3Q21	2Q21	1Q21	4Q20	FY21	FY20
Income before income taxes – GAAP	$278	$348	$326	$278	$311	$1,230	$971

Total revenue – GAAP	$1,020	$1,032	$999	$991	$990	$4,042	$3,692
Less: Distribution and servicing expense	75	76	74	75	76	300	338
Adjusted total revenue, net of distribution and servicing expense – Non-GAAP	$945	$956	$925	$916	$914	$3,742	$3,354

Pre-tax operating margin – GAAP (a)	27%	34%	33%	28%	32%	30%	26%
Adjusted pre-tax operating margin, net of distribution and servicing expense – Non-GAAP (a)	29%	36%	35%	30%	34%	33%	29%
(a) Income before income taxes divided by total revenue.

Constant currency reconciliations			4Q21 vs.
(dollars in millions)	4Q21	4Q20	4Q20
Consolidated:
Investment management and performance fees – GAAP	$896	$884	1%
Impact of changes in foreign currency exchange rates	—	1
Adjusted investment management and performance fees – Non-GAAP	$896	$885	1%

Investment and Wealth Management business segment:
Investment management and performance fees – GAAP	$896	$884	1%
Impact of changes in foreign currency exchange rates	—	1
Adjusted investment management and performance fees – Non-GAAP	$896	$885	1%